                                                                    EXHIBIT 10nn

                                STATE OF NEVADA
                            DEPARTMENT OF INSURANCE

                  WORKER'S COMPENSATION, SELF-INSURED SECTION

       NEVADA INDUSTRIAL INSURANCE ACT AND THE OCCUPATIONAL DISEASES ACT

                          CHARTERS 616 AND 617 OF NRS

                           SELF INSURER'S SURETY BOND

Bond Number: 127248                                                $2,500,000.00

      KNOW ALL PERSONS BY THESE PRESENTS, that Frontier Insurance Company
A company admitted to transact surety business in the State of Nevada, hereinafter referred to as Surety, shall act as surety for Fitzgeralds Gaming Corporation, hereinafter "Employer", an employer certified by the Department of Insurance to act as a self-insured employer pursuant to Chapter 616 of NRS.

      Surety, its successors and assigns, shall become obligated under this bond if Employer does not pay or cause to be paid to its employees the compensation and medical expenses due or that may become due to employees and their dependents resulting from accidents, injuries or occupational diseases arising under the provisions of Chapter 616 and 617 of NRS occurring from the date of the execution of this bond to the date of its termination as required by NRS 616.292 and by Chapters 616 and 617 of NRS.

      Upon such event, the Commissioner of Insurance of the State of Nevada, hereinafter "Commissioner" may commence immediate and direct action on the bond, on behalf of said employees, to insure timely payment of said compensation to such employees. No defense against the action of the Commissioner may or shall be interposed by the Surety.

      Surety bond, executed by Frontier Insurance Company as surety shall be in the amount of Two Million Five Hundred Thousand Dollars ($2,500,000.), payable in currency of the United States.

      Surety shall have the right to terminate this bond at any time by giving Employer and Commissioner intent to terminate, pursuant to subsection 2 of NRS
616.292. Surety shall give Commissioner 90 days notice of its intent to terminate, pursuant to NRS 616.292, however, such termination does not limit Surety's obligation under this bond for compensation due and medical expenses which may become due to employees and their dependents of Employee resulting from accidents, injuries or occupational disease which occurred during the time dating from the date of execution of this bond to the date of its termination.

      Signed, Sealed and Delivered this 10th day of September, 1998

      THIS BOND SHALL BE EFFECTIVE AS OF September 10, 1998.

Seal                                    Seal
Bonding Agent                           Employer
                                        FITZGERALDS GAMING CORPORATION
                                        ---------------------------------------

                                        By  /s/ MICHAEL E. MC PHERSON
                                        ---------------------------------------
                                            Senior Vice President and
                                            Chief Financial Officer
                                        ---------------------------------------

                                        FRONTIER INSURANCE COMPANY
                                        ---------------------------------------

                                        By  /s/  KATHY KOENIG
                                        ---------------------------------------
                                            Kathy Koenig, Attorney In Fact

Countersigned by /s/ KATHLEEN A. HIDDLESON
                 -------------------------

                       [FRONTIER INSURANCE COMPANY LOGO]
                         ROCK HILL, NEW YORK 12775-8000
                               (A Stock Company)

                           PRINCIPAL'S ACKNOWLEDGMENT

                            INDIVIDUAL VERIFICATION

State of ______________________________ County of _____________________________

On this ___________ day of ___________ in the year 19____, before me personally came _________________________ to me known, and known to me to be the person(s) who is (are) described in and who executed the foregoing instrument, and acknowledges to me that he (they) executed the same.

                    ___________________________________________________________
                      (Signature and title of official taking acknowledgment)


                            PARTNERSHIP VERIFICATION

State of ______________________________ County of _____________________________

On this ___________ day of ___________ in the year 19____, before me personally came _________________________ to me known, and known to me to be the person who is described in and who executed the foregoing instrument, and acknowledges to me that he executed the same, as and for the act and deed of the said co-partnership.

                    ___________________________________________________________
                      (Signature and title of official taking acknowledgment)


                             CORPORATE VERIFICATION

State of            Nevada              County of                Washoe
         ----------------------------             -----------------------------

On this     16th      day of   September    in the year 1998, before me
        ------------         -------------                --

personally came     Michael E. McPherson       to me known, who, being by me
                -----------------------------

duly sworn, deposes and says that he resides in the City of     Reno    that he
                                                            -----------

is the   Senior Vice President and Chief Financial Officer     of the
       ------------------------------------------------------

   Fitzgeralds Gaming Corporation     , the corporation described in and which
--------------------------------------

executed the foregoing instrument, that he knows the seal of the said corporation; that the seal affixed to the said instrument is such corporate seal; that is was so affixed by the order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


------------------------------------------------
          CLIFFNE F. BATEMAN
[SEAL]    Notary Public - State of Nevada
          Appointment Recorded in Washoe County
          No: 93-4789-2 - EXPIRES OCT. 4, 2001
------------------------------------------------


                                    /s/ CLIFFNE F. BATEMAN
                    -----------------------------------------------------------
                      (Signature and title of official taking acknowledgment)



                         SURETY COMPANY ACKNOWLEDGMENT

State of          New York             County of         Sullivan
         ----------------------------             -----------------------------

On this     10th      day of   September    in the year 1998, before me
        ------------         -------------                --

personally came     Kathy Koenig              to me known to be the individual
                -----------------------------

described in and who executed the foregoing instrument and to be the Attorney-in-Fact of FRONTIER INSURANCE COMPANY, which is to me known to be the corporation described in the foregoing instrument, and which, by its said Attorney-in-Fact executed the same, and said Attorney-in-Fact duly acknowledged to me that he knows the Seal of said Corporation; that the Seal affixed to said instrument is such Corporate Seal; that it was so affixed by order of the Board of Directors of said Corporation; and that he executed the said instrument as the act and deed of said FRONTIER INSURANCE COMPANY therein described and for the uses and purposes therein mentioned, by virtue of a certain power of attorney executed by said FRONTIER INSURANCE COMPANY dated April 29, 1997, which said power has never been revoked and is still in full force and effect; and that the said corporation has received from the Superintendent of Insurance of the State of New York a certificate of solvency and of its sufficiency as surety or guarantor under Section 327, Chapter 882 of the Laws of [ILLEGIBLE] Chapter 28 of the Consolidated Laws of New York for the year 1939, and that such certification has not been revoked.

       GLORIA A. TAYLOR
Notary Public, State of New York        /s/ GLORIA A. TAYLOR
         [ILLEGIBLE]                -------------------------------

                       [FRONTIER INSURANCE COMPANY LOGO]
                           Rock Hill, New York 12775
                               (A Stock Company)

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS: The FRONTIER INSURANCE COMPANY, a New York Corporation, having its principal office in Rock Hill, New York, pursuant to the following resolution, adopted by the Board of Directors of the Corporation on the 4th day of November, 1985:

          "RESOLVED, that the Chairman of the Board, the President, or any Vice President be, and hereby is, authorized to appoint Attorneys-in-Fact to represent and act for and on behalf of the Company to execute bonds, undertakings, recognizances and other contracts of indemnity and writings obligatory in the nature thereof, and to attach thereto the corporate seal of the Company, in the transaction of its surety business;

          "RESOLVED, that the signatures and attestations of such officers and the seal of the Company may be affixed to any such Power of Attorney or to any certificate relating thereto by facsimile, and any such Power of Attorney or certificate bearing facsimile signatures or facsimile seal shall be valid and binding upon the Company when so affixed with respect to any bond, undertaking, recognizance or other contract of indemnity or writing obligatory in the nature thereof;

          "RESOLVED, that any such Attorney-in-Fact delivering a secretarial certification that the foregoing resolutions still be in effect may insert in such certification the date thereof, said date to be not later than the date of delivery thereof by such Attorney-in-Fact."

     This Power of Attorney is signed and sealed in facsimile under and by the authority of the above Resolution.

DOES HEREBY MAKE, CONSTITUTE AND APPOINT:   HARRY W. RHULEN    LYNNE K. HUPKA
DAVID E. CAMPBELL      DAVID H. RHODES      KATHY KOENIG      ANDREA AMMENDOLA
JENNIFER JACOBS    CHRISTINE CAHILL

of ROCK HILL, in the State of NEW YORK, its true and lawful Attorney(s)-in-Fact with full power and authority hereby conferred in its name, place and stead to sign, execute, acknowledge and deliver in its behalf, and as its act and deed, without power of redelegation, as follows:

          Bonds guaranteeing the fidelity of persons holding places of public or private trust; guaranteeing the performance of contracts other than insurance policies; and executing or guaranteeing bonds and undertakings required or permitted in all actions or proceedings or by law allowed;
     IN AN AMOUNT NOT TO EXCEED THREE MILLION FIVE HUNDRED THOUSAND ($3,500,000.00) DOLLARS; and to bind FRONTIER INSURANCE COMPANY thereby as fully and to the same extent as if such bond or undertaking was signed by the duly authorized officers of FRONTIER INSURANCE COMPANY, and all the acts of said Attorney(s)-in-Fact pursuant to the authority herein given are hereby ratified and confirmed.

     IN WITNESS WHEREOF, FRONTIER INSURANCE COMPANY of Rock Hill, New York, has caused this Power of Attorney to be signed by its President and its Corporate seal to be affixed this 29th day of APRIL, 1997.

                           FRONTIER INSURANCE COMPANY

                                 [CORPORATE SEAL]    BY: /s/ Harry W. Rhulen
State of New York                                    --------------------------
                     ss.:                            HARRY W. RHULEN, President
County of Sullivan

     On this 29th day of APRIL, 1997, before the subscriber, a Notary Public of the State of New York and for the County of Sullivan, duly commissioned and qualified, came HARRY W. RHULEN of FRONTIER INSURANCE COMPANY to me personally known to be the individual and officer described herein, and who executed the preceding instrument, and acknowledged the execution of the same, and being by me duly sworn, deposed and said, that he is the officer of the Company aforesaid, and that the seal affixed to the preceding instrument is the Corporate Seal of the Company, and the Corporate Seal and signature as an officer were duly affixed and subscribed to the said instrument by the authority and direction of the Corporation, and that the resolution of the Company, referred to in the preceding instrument, is now in force.

     IN TESTIMONY WHEREOF, I have hereunto set my hand, and affixed by official seal at Rock Hill, New York, the day and year above written.

                         [NOTARY PUBLIC SEAL]   /s/ Nancy V. Pierro
                                                --------------------------------
                                                NANCY V. PIERRO
                                                Notary Public State of New York
                                                Sullivan County Clerk's No. 2395
                                                Commission Expires July 8, 1998

                                 CERTIFICATION

     I, JOSEPH P. LOUGHLIN, Secretary of FRONTIER INSURANCE COMPANY of Rock Hill, New York, do hereby certify that the foregoing Resolution adopted by the Board of Directors of this Corporation and the Powers of Attorney issued pursuant thereto, are true and correct, and that both the Resolution and the Powers of Attorney are in full force and effect.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed the facsimile seal of the corporation, this 10th day of September, 1998.

                                 [CORPORATE SEAL]    /s/ Joseph P. Loughlin
                                                     -------------------------
                                                     JOSEPH P. LOUGHLIN

                       [FRONTIER INSURANCE COMPANY LOGO]
                         ROCK HILL, NEW YORK 12775-8000


                  FINANCIAL STATEMENTS AS OF DECEMBER 31, 1997

     I CERTIFY THAT THE BELOW LISTED OFFICERS WERE DULY ELECTED BY THE BOARD OF DIRECTORS OF FRONTIER INSURANCE COMPANY AND CONTINUE TO HOLD THE OFFICE SET OPPOSITE THEIR NAMES.

                                                       OFFICERS

HARRY W. RHULEN..............................President           JOSEPH P. LOUGHLIN......................Vice President
JOSEPH P. LOUGHLIN...........................Secretary           JILL GOLD...............................Vice President
MARK H. MISHLER..............................Treasurer           R. LINDA MARKOVITS .....................Vice President
PETER L. RHULEN.........................Vice President           THOMAS J. DIETZ.........................Vice President
MARK H. MISHLER.........................Vice President           KEVIN F. JEFFERY........................Vice President
JONATHAN M. FARROW......................Vice President           GERALD HARTWICK.........................Vice President
JOEL P. GELB............................Vice President           PETER H. FOLEY..........................Vice President
DAVID E. CAMPBELL.......................Vice President           RICHARD F. SEYFARTH.....................Vice President
JOANNE E. JENKINS.......................Vice President           RICHARD M. MARSHALL.....................Vice President

     I FURTHER CERTIFY THAT THE FOLLOWING FINANCIAL STATEMENT OF THE COMPANY IS TRUE, AS TAKEN FROM THE BOOKS OF THE COMPANY AS OF
DECEMBER 31, 1997:

                        ASSETS                                             LIABILITIES AND POLICYHOLDER'S SURPLUS
Bonds.......................................   $571,014,466      Losses......................................    291,713,403
Preferred stocks............................     51,215,128      Loss adjustment expenses....................     62,913,075
Common stocks...............................    103,741,249      Other expenses..............................      5,730,109
Other Long Term Invested Assets.............     17,757,779      Reinsurance payable on paid losses..........      1,365,272
Cash and short-term investments.............     30,127,714      Taxes, licenses and fees....................      3,771,838
Mortgage Loans on Real Estate...............        367,823      Unearned premiums...........................    133,014,502
Premiums and agents' balances                                    Funds held by Company under
  in course of collection...................     21,758,744        Reinsurance Treaties......................    102,461,761
Premiums, agents' balances and installments                      Amounts withheld or retained by Company
  booked but deferred and not yet due.......     21,677,213        for account of others.....................        239,795
Reinsurance recoverable on loss payments....      6,738,877      Provisions for reinsurance..................      1,605,741
Electronic data processing equipment........      1,267,598      Contingent commissions......................        421,426
Aggregate write-ins for assets other than                        Aggregate Write-Ins for liabilities.........        449,051
  invested assets...........................      2,652,742
Interest dividends and real estate                                         TOTAL LIABILITIES.................   $603,685,973
  income due and accrued....................      8,454,471                                                     ------------
Real Estate.................................     29,682,471
Equities and deposits - pools                                    Capital paid-up.............................      5,000,000
  and associations..........................         (1,459)     Paid-in and contributed surplus.............    150,974,591
Federal Income Tax recoverable..............      9,104,609      Unassigned funds (surplus)..................    120,415,742
Receivable from parent, Subsidiaries and                                                                        ------------
  Affiliates................................      4,516,881
                                               ------------           Total policyholder's surplus...........    276,390,333
                                                                                                                ------------
          TOTAL ADMITTED ASSETS                $880,076,306                TOTAL LIABILITIES &
                                               ============                POLICYHOLDER'S SURPLUS............   $880,076,306
                                                                                                                ============

IN WITNESS WHEREOF, I HAVE HEREUNTO SET MY HAND AND AFFIXED THE FACSIMILE SEAL OF THE COMPANY THIS 10TH DAY OF APRIL, 1998.

CORPORATE SEAL
               [SEAL]                              /s/ Harry W. Rhulen
STATE OF NEW YORK                                 ------------------------------
COUNTY OF SULLIVAN       SS:                       HARRY W. RHULEN, President

     On this 10th day of April 1998, before the subscriber, a Notary Public of the State of New York in and for the County of Sullivan, duly commissioned and qualified, came HARRY W. RHULEN of FRONTIER INSURANCE COMPANY to me personally known to be the individual and officer described herein, and who executed the preceding instrument, and acknowledged the execution of the same, and being by me duly sworn, deposed and said, that he is the officer of the Company aforesaid, and that the seal affixed to the preceding instrument is the Corporate Seal of the Company, and the Corporate Seal and signature as an officer were duly affixed and subscribed to the said instrument by the authority and direction of the Corporation, and that the resolution of the Company, referred to in the preceding instrument, is now in force; and that said Corporation has received from the Superintendent of Insurance of the State of New York a Certificate of Solvency and of its sufficiency as surety or guarantor under Section 1111 of the Insurance Law of the State of New York.

     IN TESTIMONY WHEREOF, I have hereunto set my hand, and affixed my official seal at Rock Hill, New York, the day and year above written.


NOTARY SEAL
           [SEAL]                       /s/ NANCY V. PIERRO
                                        ----------------------------------------
                                        NANCY V. PIERRO
                                        Notary Public State of New York
                                        Sullivan County Clerk's No. 2395
                                        Commission Expires July 8, 1998